UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2009

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 6, 2009, Federal Realty Investment Trust (“Trust”) amended Section 8 of Article II of its Amended and Restated Bylaws to provide that, in an uncontested election of trustees, any nominee who does not receive, among the votes cast, a majority of votes “for” his or her election will, within five (5) business days following the certification of the shareholder vote, submit his or her resignation to the chair of the Nominating and Corporate Governance Committee for consideration by the Nominating and Corporate Governance Committee of the Board of Trustees. The Nominating and Corporate Governance Committee will promptly consider and make a recommendation to the Board of Trustees concerning the acceptance or rejection of the resignation offer. In determining its recommendation to the Board of Trustees, the Nominating and Corporate Governance Committee will consider all factors its members deem relevant, including but not limited to:

(a)	the stated reasons why votes were withheld from the Trustee and whether those reasons can be cured;

(b)	the Trustee’s length of service, qualifications and contributions as a Trustee;

(c)	listing requirements of the New York Stock Exchange, rules and regulations of the Securities and Exchange Commission and other applicable rules and regulations;

(d)	the Trust’s corporate governance guidelines; and

(e)	such other factors as the Nominating and Corporate Governance Committee deems appropriate.

The Board of Trustees will, within sixty (60) days following certification of the shareholder vote, make a decision concerning the acceptance or rejection of the resignation offer. The Board of Trustees will consider all factors considered by the Nominating and Corporate Governance Committee and such other factors or alternatives as the Board of Trustees deems relevant and appropriate.

Any trustee offering to resign will not participate in the Nominating and Corporate Governance Committee or Board of Trustees consideration of the resignation offer. Within four (4) business days after the Board of Trustees makes its decision on a resignation offer, the Trust will publicly disclose, in a Form 8-K filed with the Securities and Exchange Commission, its decision, including an explanation of the process by which the decision was made, and the reasons for its decision.

The foregoing description of the amendment to the Trust’s Amended and Restated Bylaws is qualified in its entirety by reference to the text of the new Section 8, which is filed as an exhibit to this report and is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibits are included in the Form 8-K:

Exhibit	Description of Exhibit
3.1	Amended Section 8 of Article II of the Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date:	May 11, 2009	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary